UMB Scout Funds

BOND Fund
(UMBBX)

Annual Report   June 30, 2000

A no-load mutual fund with primary emphasis on maximum current income, consistent with its quality and maturity standards.


TO THE SHAREHOLDERS

In the past year, the financial markets continued to capture the nation's fancy. The major drivers regarding financial asset prices over the last 12 months have been earnings and interest rates, as is typically the case. However, last fall we witnessed a temporary detour from the "norm" as we saw what turned out to be a speculative "bubble" being created when investors purchased anything labeled ".com." While that bubble has not burst, it is fair to say that much of the speculative "froth" has since been eliminated from asset valuation levels.

In an effort to get a handle on the economy, Alan Greenspan conducted a series of six interest rate increases designed to slow the economic environment and ease any upward pressure on inflation rates. We are beginning to see signs that the growth rate in the economy is decreasing. For the time being, it appears that Mr. Greenspan's efforts were successful.

But what about the future? Will the economy continue to slow? And if it does slow, could we slip into a recession? These are very significant questions on many investors' minds. While we do not know what the future holds, history would suggest that the economy is going to slow during the remainder of 2000. Keep in mind that historically, the Federal Reserve, currently headed by Greenspan, has had difficulty "fine tuning" the economy. It has been shown that once the economy starts to slow, keeping it out of a recessionary environment can be difficult. In our minds, recession poses a major potential risk which investors may have to wrestle with during the next 12 months.

Longer term, we continue to look at the investment landscape in a positive sense. Inflation is low, and the economy is growing nicely. As long as these two trends are at work, we believe that financial assets will generate satisfactory returns.

In closing, we at UMB Investment Advisors would like to thank you, our shareholders, for your continued support of the UMB Scout Funds. We fully understand and appreciate the trust you have placed in our hands. We will work hard to maintain that trust.

Respectfully,

/s/William B. Greiner

William B. Greiner
Executive Vice President
Chief Investment Officer
UMB Investment Advisors

Shares of the UMB Scout Funds are not deposits or obligations of, nor guaranteed by, UMB Bank, n.a. or any other banking institution; nor are they insured by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. These shares involve investment risks, including the possible loss of the principal invested.


TO THE SHAREHOLDERS

The UMB Scout Bond Fund closed the quarter ended June 30, 2000 at $10.71 per share with a total return (price change and reinvested distributions) of 1.49% for the quarter and 3.54% for the fiscal year. The Fund's performance was better than many comparable mutual funds, as shown by the Lipper Intermediate Investment Grade Fund Index quarterly return of 1.30%. The Fund seeks to provide maximum current income consistent with its quality and maturity standards by investing in fixed-income obligations.

June 30 marked the end of an incredibly volatile fiscal year in the bond markets during which the long-running "Goldilocks Economy" began to show signs of inflationary pressure. For nearly three years, the U.S. had enjoyed the optimal balance of brisk economic growth with little or no sign of inflation. But the idyllic scenario couldn't go on forever, so in June of 1999 the Federal Open Market Committee (FOMC) began to increase interest rates to diminish the likelihood of runaway inflation. Fed Funds were raised to 6.50% in a series of "tightenings" by the FOMC. This situation was inevitable, in the opinion of some, and the Fund was properly positioned to take advantage of the rise in interest rates.

We increased our exposure to Treasury issues in the last half of the fiscal year, ultimately boosting this sector to 27% of portfolio assets (a fairly dramatic shift from approximately 5% at year-end 1999). We reduced our exposure to Agency and Corporate issues accordingly, with our primary focus on the retail and electric utility sectors. This strategic move proved timely, as the Treasury sector out-performed most other sectors throughout the first half of 2000. We feel that this sector allocation will continue to better serve investors during the possible turbulence ahead. We have also continued to hold roughly 10% of the assets in GNMA mortgage-backed issues. These holdings served the portfolio well during the long rise in interest rates.

The past 12 months were marked by opportunities as well as surprises. Specifically, there were two major events that caught the market by surprise. A Federal budget surplus allowed the U.S. Treasury to begin reducing the outstanding supply of long Treasury issues, causing the Treasury yield curve to "invert," with 2-year issues trading above 10- and 30-year issues. We also endured a major shakeout in the Agency sector, as Fannie Mae and Freddie Mac came under fire from Congressional Republicans for allegedly deviating from their original charters as Government
Sponsored Entities (GSEs). These two events have dramatically increased the difficulty of predicting the long-range outlook for the fixed-income markets.

The UMB Scout Bond Fund has been structured to neutralize the effect of changes to the "shape" of the yield curve. Changes in the severity of the Treasury inversion should have little effect on returns, relative to our benchmark, the Lehman Intermediate Gov/Corp Index.

Some believe that the political assault on the GSEs is suspect, given that 2000 is an election year. In any case, it is unlikely that we will have a decision on the outcome of the reform debate before mid-2001. Given the likelihood that this sector will have a "cloud" hanging over it for at least the next year, we will likely reduce our holdings of Agencies in order to add to Treasury positions.

We also foresee a gradual slowing in the U.S. economy, as the FOMC tightening cycle nears its end. This could lead to another significant drop in interest rates. Accordingly, we will look for opportunities to swap cyclical Corporate and Mortgage issues for less economically sensitive issues. This strategy should help bolster returns in an environment of falling interest rates.

We continue to believe that the Fund is an appropriate choice for investors seeking a relatively stable fixed-income return, while avoiding the volatility associated with severe interest rate speculation or aggressive exposure to credit risk.

Thank you for your continued support of the UMB Scout Bond Fund. Your questions and comments are appreciated.

Sincerely,

/s/George W. Root

George W. Root
UMB Investment Advisors

CHART - HYPOTHETICAL GROWTH OF $10,000
UMB Scout Bond Fund (UMBBX)
as of June 30, 2000

Chart - COMPARATIVE RATES OF RETURN
UMB Scout Bond Fund (UMBBX)
as of June 30, 2000
                        3 Years     5 Years     10 Years
UMB Scout Bond Fund      4.85%       5.01%        6.32%
Lipper Intermed. Inv.
  Grade Fund Index*      5.25%       5.68%        7.17%
Lehman Brothers
  Govt./Corp. Intermed.*             5.63%        5.82%     7.28%

UMB Scout Bond Fund's average annual compound return for the one-year period ended June 30, 2000 was 3.54%.

Performance data contained in this report are for past periods only. Past performance is not indicative of future results. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.

*Unmanaged index of stocks, bonds or mutual funds (there are no direct investments or fees in these indices).

Chart - fund diversification
UMB Scout Bond Fund (UMBBX)

Chart - taxable yield curves
UMB Scout Bond Fund (UMBBX)
as of June 30, 2000

Chart - HISTORICAL PER SHARE RECORD
UMB Scout Bond Fund (UMBBX)
                      Income &                   Cumulative**
           Net       Short-Term    Long-Term      Value Per
          Asset        Gains         Gains        Share Plus
          Value     Distribution  Distribution  Distributions
12/31/82 $10.05        $0.03        $    -         $10.08
12/31/83   9.59         0.94             -          10.56
12/31/84  10.37         0.45             -          11.79
12/31/85  10.94         0.98          0.02          13.36
12/31/86  11.37         0.83          0.03          14.64
12/31/87  10.42         1.25          0.01          14.95
12/31/88  10.19         0.81          0.03          15.56
12/31/89  10.50         0.82             -          16.69
12/31/90  10.54         0.79             -          17.52
12/31/91  11.19         0.71             -          18.88
12/31/92  11.20         0.71             -          19.60
12/31/93  11.44         0.64          0.04          20.52
12/31/94  10.46         0.63             -          20.17
12/31/95  11.26         0.63          0.01          21.60
12/31/96  11.02         0.62             -          21.99
12/31/97  11.17         0.63             -          22.76
12/31/98  11.33         0.62             -          23.54
12/31/99  10.74         0.61             -          23.56
06/30/00* 10.71         0.31             -          23.86

*Six-month only. Distributions typically occur in June and December.

**Does not assume any compounding of reinvested distributions.

Table shows calendar year distributions and net asset values; may differ from fiscal year annual reports.


FINANCIAL STATEMENTS                                      JUNE 30, 2000

Statement of Net Assets

   FACE                                                               Market
  AMOUNT   DESCRIPTION                                                 Value

CORPORATE BONDS - 31.6%
$  500,000  AT&T Corp., 5.625%, due March 15, 2004                  $  469,900
   500,000  Alabama Power Co., 5.49%, due November 1, 2005             454,820
 1,000,000  Alabama Power Co., 6.25%, due September 30, 2010           898,190
   500,000  Amoco Canada Petroleum Co.,
    7.25%, due December 1, 2002                                        502,125
   500,000  Atlantic Richfield Co., 5.55%, due April 15, 2003          482,040
   500,000  Baltimore Gas & Electric Co., 6.5%,
    due February 15, 2003                                              490,275
   500,000  BellSouth Telecommunications, 6.25%, due May 15, 2003      486,305
   500,000 BellSouth Telecommunications, 6.375%, due June 15, 2004 483,390 500,000 Consolidated Edison Co. New York, Inc.,
               6.625%, due February 1, 2002                            494,410
   500,000 Cooper Industries, Inc., 5.88%, due February 20, 2003 484,815 500,000 Du Pont, (E.I.), De Nemours & Co.,
               6.75%, due October 15, 2002                             496,630
   500,000  Duke Power Co., 5.875%, due June 1, 2001                   494,155
   500,000  Emerson Electric Co., 6.3%, due November 1, 2005           479,040
   500,000  Engelhard Corp., 7%, due August 1, 2001                    497,855
   500,000  GTE California, Inc., 5.625%, due February 1, 2001         495,525
   500,000  GTE Corp., 6%, due February 15, 2008                       450,700
   500,000  GTE South, Inc., 6%, due January 15, 2006                  464,725
   500,000  General Mills, Inc., 5.98%, due July 9, 2001               494,125
   500,000  Honeywell, Inc., 6.75%, due March 15, 2002                 495,595
   500,000  International Business Machines Corp.,
               7.25%, due November 1, 2002                             503,095
   500,000  Kansas City Power & Light, 6.5%, due January 2, 2001       498,235
   500,000  Monongahela Power Co., 7.375%, due July 1, 2002            499,605
 1,000,000  New York Telephone Co., 5.875%, due September 1, 2003      956,140
   500,000  Northwest Natural Gas Company,
               5.98%, due December 15, 2000                            497,490
   500,000  Oneok, Inc., 7.75%, due August 15, 2006                    499,410
   500,000  Pacific Bell Telephone Co., 7.25%, due July 1, 2002        499,915
   500,000  Pacific Gas & Electric Company, 6.25%, due March 1, 2004   480,465
   500,000  Pacificorp, 5.65%, due November 1, 2006                    442,280
   500,000  Sara Lee Corp., 6.45%, due September 26, 2005              485,865
   500,000  Southwestern Bell Telephone Co.,
               6.125%, due March 12, 2001                              496,765
   500,000  Southwestern Bell Telephone Co.,
               5.77%, due October 14, 2003                             475,815
   500,000  Stanley Works, 5.75%, due March 1, 2004                    475,560
   500,000  Sysco Corporation, 7%, due May 1, 2006                     485,775
   500,000  Texaco Capital, Inc., 8.24%, due October 15, 2001          508,595
   250,000  Texaco Capital, Inc., 5.7%, due December 1, 2008           221,943
 1,000,000  Texas Instruments, Inc., 6.125%, due February 1, 2006      916,510
   500,000  Tribune Company, 5.75%, due September 15, 2003             478,475
   500,000  Union Pacific Railroad Co., 7.01%, due June 1, 2004        485,230
   500,000  Wisconsin Electric Power Co.,
               6.625%, due November 15, 2006                           474,240
   550,000  Xerox Corp., 5.25%, due December 15, 2003                  506,781
TOTAL CORPORATE BONDS (Cost $21,130,717) - 31.6%                    20,502,809

U.S. Governmental Agencies - 29.5%
$  500,000  Federal Farm Credit Banks, 6.7%, due October 11, 2006      488,830
   500,000  Federal Home Loan Bank, 5.125%, due February 26, 2002      485,860
   500,000  Federal Home Loan Bank, 5.65%, due March 3, 2003           483,045
   500,000  Federal Home Loan Bank, 6.18%, due December 19, 2001       494,455
 1,000,000  Federal Home Loan Bank, 6.525%, due June 17, 2009          954,060
 1,000,000  Federal Home Loan Mortgage Corp.,
              6.05%, due March 12, 2003                                967,030
 1,000,000  Federal Home Loan Mortgage Corp.,
              6.75%, due May 30, 2006                                  981,560
 1,000,000  Federal Home Loan Mortgage Corp.,
              5.75%, due July 15, 2003                                 965,780
   500,000  Federal National Mortgage Association,
               5.875%, due February 14, 2006                           471,720
 2,000,000  Federal National Mortgage Association,
               6%, due September 29, 2008                            1,823,440
 1,000,000  Federal National Mortgage Association,
               6.01%, due November 13, 2008                            910,940
   500,000  Federal National Mortgage Association,
               6.09%, due September 30, 2002                           490,155
   500,000  Federal National Mortgage Association,
               6.1%, due January 26, 2005                              477,580
   500,000  Federal National Mortgage Association,
               6.11%, due December 4, 2008                             457,580
 1,000,000  Federal National Mortgage Association,
               6.36%, due December 27, 2004                            963,440
   500,000  Federal National Mortgage Association,
               6.41%, due February 6, 2002                             495,625
 1,500,000  Federal National Mortgage Association,
               6.41%, due March 8, 2006                              1,450,545
   500,000  Federal National Mortgage Association,
               6.625%, due May 21, 2001                                498,360
   500,000  Federal National Mortgage Association,
               6.7%, due June 19, 2007                                 487,185
   500,000  Federal National Mortgage Association,
               6.8%, due January 10, 2003                              497,110
 1,000,000  Federal National Mortgage Association,
               6.82%, due August 23, 2005                              988,750
   500,000  Federal National Mortgage Association,
               6.96%, due April 2, 2007                                494,610
   500,000  Federal National Mortgage Association,
               7.05%, due November 12, 2002                            500,155
 1,000,000  Federal National Mortgage Association,
               7.55%, due April 22, 2002                             1,009,220
   354,228  Federal National Mortgage Association,
               6.5%, due November 1, 2004                              345,245
   500,000  Federal National Mortgage Association,
               5.5%, due February 2, 2004                              475,000
   500,000  Small Business Administration,
               7.46%, due March 1, 2010                                500,000

TOTAL U.S. GOVERNMENTAL AGENCIES (Cost $19,758,487) - 29.5%         19,157,280

U.S. governmental Securities - 27.2%
 1,000,000  U.S. Treasury Note, 5.875%, due November 15, 2005          982,810
 1,000,000  U.S. Treasury Note, 6%, due August 15, 2004                990,620
 1,250,000  U.S. Treasury Note, 6%, due August 15, 2009              1,240,038
 2,000,000  U.S. Treasury Note, 6.25%, due February 15, 2003         1,992,820
 2,250,000  U.S. Treasury Note, 6.25%, due February 15, 2007         2,251,755
 5,000,000  U.S. Treasury Note, 6.375%, due August 15, 2002          4,995,300
 2,500,000  U.S. Treasury Note, 6.5%, due February 28, 2002          2,501,550
 2,250,000  U.S. Treasury Note, 6.5%, due May 15, 2005               2,274,255
   400,000  U.S. Treasury Note, 7%, due July 15, 2006                  414,500
TOTAL U.S. GOVERNMENTAL securities (Cost $17,592,277) - 27.2%       17,643,648
Government Sponsored Enterprises - 9.0%
$   72,086  Government National Mortgage Association,
               9.5%, due April 15, 2005                                 74,660
    33,513  Government National Mortgage Association,
               9%, due October 20, 2005                                 34,125
     5,036  Government National Mortgage Association,
               9%, due July 15, 2001                                     5,073
    59,978  Government National Mortgage Association,
               8.5%, due July 15, 2006                                  60,852
    21,473  Government National Mortgage Association,
               8.5%, due February 20, 2002                              21,365
    50,427  Government National Mortgage Association,
               8%, due June 20, 2006                                    50,913
   104,182  Government National Mortgage Association,
               8%, due August 15, 2006                                 105,967
    29,594  Government National Mortgage Association,
               8%, due August 15, 2006                                  30,101
    10,201  Government National Mortgage Association,
               8%, due January 15, 2004                                 10,343
    11,299  Government National Mortgage Association,
               8%, due February 20, 2002                                11,387
    99,190  Government National Mortgage Association,
               7.5%, due March 20, 2009                                 99,406
    45,559  Government National Mortgage Association,
               7.5%, due April 15, 2007                                 46,208
    47,907  Government National Mortgage Association,
               7.5%, due February 15, 2006                              48,482
    29,554  Government National Mortgage Association,
               7.5%, due March 15, 2006                                 29,909
   118,605  Government National Mortgage Association,
               7.5%, due August 20, 2006                               119,037
    73,733  Government National Mortgage Association,
               7.5%, due September 15, 2006                             74,618
   179,877  Government National Mortgage Association,
               7%, due May 15, 2009                                    178,614
   346,618  Government National Mortgage Association,
               6.5%, due February 15, 2012                             337,530
   295,354  Government National Mortgage Association,
               6.5%, due October 15, 2011                              288,226
   441,386  Government National Mortgage Association,
               6%, due January 20, 2014                                418,411
   441,179  Government National Mortgage Association,
               6%, due February 20, 2014                               418,216
   445,126  Government National Mortgage Association,
               6%, due February 15, 2014                               423,208
   468,160  Government National Mortgage Association,
               6%, due May 15, 2014                                    445,107
   372,396  Government National Mortgage Association,
               6%, due February 20, 2013                               353,363
   389,300  Government National Mortgage Association,
               6%, due March 20, 2013                                  369,403
   435,183  Government National Mortgage Association,
               6%, due August 15, 2013                                 414,094
   402,661  Government National Mortgage Association,
               6%, due August 20, 2013                                 382,081
   434,864  Government National Mortgage Association,
               6%, due December 20, 2013                               412,229
   347,214  Government National Mortgage Association,
               6%, due April 15, 2011                                  332,016
   253,099  Government National Mortgage Association,
               6%, due May 15, 2009                                    243,957

TOTAL GOVERNMENT SPONSORED ENTERPRISES (Cost $6,033,131) - 9.0%      5,838,901

REPURCHASE AGREEMENT (Cost $960,000) - 1.5%
$ 960,000   Northern Trust Co., 6.40%, due July 3, 2000
               (Collateralized by U.S. Treasury Bonds,
               11.875%, due November 15, 2003)                         960,000

TOTAL INVESTMENTS (Cost $65,474,612) - 98.8%                        64,102,638


Other assets less liabilities - 1.2%                                   751,514

TOTAL NET ASSETS - 100.0%
 (equivalent to $10.71 per share; 10,000,000 shares of
 $1.00 par value capital shares authorized;
 6,054,218 shares outstanding)                                     $64,854,152

For federal income tax purposes, the identified cost of investments owned at June 30, 2000 was $65,474,612.

Net unrealized depreciation for federal income tax purposes was $1,371,974, which is comprised of unrealized appreciation of $150,538 and unrealized depreciation of $1,522,512.

See accompanying Notes to Financial Statements.


FINANCIAL STATEMENTS                                        JUNE 30, 2000

Statements of Assets and Liabilities

ASSETS:
  Investment securities, at market value
   (identified cost $65,474,612)                              $64,102,638
  Interest receivable                                           1,010,322
      Total assets                                             65,112,960

LIABILITIES:
  Disbursements in excess of demand deposit cash                  258,808
      Total liabilities                                           258,808
NET ASSETS                                                    $64,854,152

NET ASSETS CONSIST OF:
  Capital (capital stock and paid-in capital)                 $66,629,606
  Accumulated undistributed income:
    Net realized loss on investment transactions                 (403,480)
  Net unrealized depreciation on investments                   (1,371,974)

NET ASSETS APPLICABLE TO OUTSTANDING SHARES                   $64,854,152

Capital shares, $1.00 par value
  Authorized                                                   10,000,000

  Outstanding                                                   6,054,218

 NET ASSET VALUE PER SHARE                                    $     10.71

See accompanying Notes to Financial Statements.


FINANCIAL STATEMENTS                             Year Ended June 30, 2000

StatementS of Operations

INVESTMENT INCOME:
  Income:
    Interest                                                  $ 4,454,098
  Expenses:
    Management fees                                               577,715
    Government fees                                                 8,813
                                                                  586,528
      Net investment income                                     3,867,570

REALIZED and unrealized LOSS ON INVESTMENTS:
  Net realized loss from investment transactions                 (346,769)
  Increase in net unrealized depreciation on investments       (1,211,833)
      Net realized and unrealized loss on investments          (1,558,602)
      Net increase in net assets resulting from operations    $ 2,308,968

See accompanying Notes to Financial Statements.


FINANCIAL STATEMENTS

Statements of Changes in Net Assets

                                                           Year Ended       Year Ended
                                                          June 30, 2000  June 30, 1999
INCREASE IN NET ASSETS FROM OPERATIONS:
  Net investment income                                     $3,867,570     $4,238,356
  Net realized gain (loss) from investment transactions       (346,769)        56,682
  Increase in net unrealized depreciation on investments    (1,211,833)    (1,809,607)
    Net increase in net assets resulting from operations     2,308,968      2,485,431

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                     (3,867,570)    (4,238,356)

DECREASE FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from 943,837 and 1,622,279
    shares sold, respectively                               10,177,012     18,682,363
  Net asset value of 88,004 and 94,852 shares issued for
    reinvestment of distributions, respectively                943,846      1,062,771
                                                            11,120,858     19,745,134
  Cost of 1,576,600 and 2,092,454 shares
    redeemed, respectively                                 (16,988,079)   (23,416,507)
    Net decrease in net assets from capital
      share transactions                                    (5,867,221)    (3,671,373)
      Net decrease in net assets                            (7,425,823)    (5,424,298)

NET ASSETS:
  Beginning of year                                         72,279,975     77,704,273
  End of year (including undistributed
    net investment income of $448,731 in 1999)             $64,854,152    $72,279,975

See accompanying Notes to Financial Statements.


NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

Investments - Debt securities (other than short-term obligations), including listed issues, are valued at market on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques. Short-term obligations are valued at amortized cost, which approximates market value. Investment transactions are recorded on the trade date. Investment income is recorded daily and distributions to shareholders are recorded on the ex-dividend dates. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on the identified cost basis.

Federal Income Taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. At June 30, 2000, the Fund had a net capital loss carryover of $403,000 available to offset future realized capital gains and thereby reduce further taxable gains distributions.

Net investment income and net realized gains differ for financial statement and tax purposes primarily because of the deferral of wash sale losses and post-October losses.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes due to GAAP/tax differences in the character of income recognition.

Amortization - Discounts and premiums on securities purchased are amortized over the life of the respective securities.

Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2. PURCHASES AND SALES OF SECURITIES - The aggregate amounts of security transactions during the year ended June 30, 2000 (excluding commercial paper and repurchase agreements), were as follows:

                                 Other than
                              U.S. Government   U.S. Government
                                 Securities        Securities
Purchases                      $   954,435         $ 2,022,557
Proceeds from sales             10,241,735          12,709,257

3. MANAGEMENT FEES - UMB Bank, n.a. is the Fund's manager and investment advisor and provides or pays the cost of all management, supervisory and administrative services required in the normal operation of the Fund. This includes investment management; fees of the custodian, independent public accountants and legal counsel; remuneration of officers and directors;
rent; and shareholder services, including maintenance of the shareholder accounting system and transfer agency. Not considered normal operating expenses and therefore payable by the Fund are taxes, interest, fees and the other charges of governments and their agencies for qualifying the fund's shares for sale, special accounting and legal fees and brokerage commissions. UMB Bank's management fees are based on average daily net assets of the Fund at the annual rate of .85 of one percent of net assets. Certain officers and/or directors of the Fund are also officers and/or directors of Jones & Babson, Inc., which serves as the Funds' underwriter and distributor.

4. REPURCHASE AGREEMENTS - Securities purchased under agreements to resell are held by the Fund's custodian and investment counsel, UMB Bank, n.a. The custodian monitors the market values of the underlying securities which they have purchased on behalf of the Fund to ensure that the collateral is sufficient to protect the Fund in the event of default by the seller.

5. SUBSEQUENT ACCOUNTING POLICY CHANGE - The Financial Accounting Standards Board ("FASB") has issued Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133"). This statement, as amended by SFAS No. 137, requires all derivatives to be recorded on the balance sheet date at fair value and establishes standard accounting methodologies for hedging activities. The standard will result in the recognition of offsetting changes in value or cash flows of both the hedge and the hedged item in net investment income in the same period. The statement is effective for the Fund's fiscal year ending June 30, 2001. Because the Fund does not normally hold derivative instruments, the adoption of this statement is not expected to have a material impact on the financial statements.


FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period.

                                         2000     1999     1998     1997     1996
Net asset value, beginning of year      $10.95   $11.21   $10.98   $10.93  $ 11.10

 Income from investment operations:
  Net investment income                   0.55     0.62     0.62     0.62     0.62
  Net realized and unrealized
    gain (loss) on securities            (0.18)   (0.26)    0.23     0.05    (0.16)
 Total from investment operations         0.37     0.36     0.85     0.67     0.46

 Distributions from:
  Net investment income                  (0.61)   (0.62)   (0.62)   (0.62)   (0.62)
  Net realized gain on investment
    transactions                             -        -        -        -    (0.01)
 Total distributions                     (0.61)   (0.62)   (0.62)   (0.62)   (0.63)

Net asset value, end of year            $10.71  $ 10.95  $ 11.21  $ 10.98  $ 10.93

Total return                                 3%       3%       8%       6%      4%


Ratios/Supplemental Data
Net assets, end of year (in millions)    $  65   $   72   $   78  $    79  $   81
Ratio of expenses to average net assets   0.87%    0.87%    0.87%    0.87%   0.86%
Ratio of net investment income to
 average net assets                       5.73%    5.48%    5.61%    5.69%   5.63%
Portfolio turnover rate                     30%      23%      12%      19%     12%

See accompanying Notes to Financial Statements.


INDEPENDENT ACCOUNTANTS' REPORT

To the Shareholders and Board of Directors of UMB Scout Bond Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of UMB Scout Bond Fund, Inc., including the statement of net assets, as of June 30, 2000, and the related statement of operations, statements of changes in net assets and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of June 30, 2000, by confirmation, or by the application of alternative auditing procedures with respect to unsettled portfolio security transactions. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of UMB Scout Bond Fund, Inc., as of June 30, 2000, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated in the first paragraph, in conformity with generally accepted accounting principles.

BAIRD, KURTZ & DOBSON

Kansas City, Missouri
July 28, 2000

This report has been prepared for the information of the Shareholders of UMB Scout Bond Fund, Inc., and is not to be construed as an offering of the shares of the Fund. Shares of this Fund and of the other UMB Scout Funds are offered only by the Prospectus, a copy of which may be obtained from Jones & Babson, Inc.


UMB Scout Funds
100% No-Load Mutual Funds
Balanced Fund
Bond Fund
Capital Preservation Fund
Equity Index Fund
Kansas Tax-Exempt Bond Fund*
Money Market Fund - Federal Portfolio
Money Market Fund - Prime Portfolio
Regional Fund
Stock Fund
Stock Select Fund
Tax-Free Money Market Fund
Technology Fund
WorldWide Fund
WorldWide Select Fund

*Available in Kansas and Missouri only.

Investment Advisors and Manager
UMB Bank, n.a., Kansas City, Missouri

Auditors
Baird, Kurtz & Dobson, Kansas City, Missouri

Legal Counsel
Stradley, Ronon, Stevens & Young, LLP
Philadelphia, Pennsylvania

Custodian
UMB Bank, n.a., Kansas City, Missouri

Underwriter, Distributor
and Transfer Agent
Jones & Babson, Inc., Kansas City, Missouri

UMB Scout Funds

P.O. Box 219757
Kansas City, MO 64121-9757

Toll Free 800-996-2862

www.umb.com

"UMB," "Scout" and the "Scout" design are registered service marks of UMB Financial Corporation.